UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2015

NRG YIELD, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36002 (Commission File Number)	46-1777204 (IRS Employer Identification No.)

211 Carnegie Center, Princeton, New Jersey 08540

(Address of principal executive offices, including zip code)

(609) 524-4500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On June 29, 2015, NRG Yield, Inc. (the “Company”) acquired twenty-five percent (25%) of the membership interests in Desert Sunlight Investment Holdings, LLC, which owns two solar photovoltaic facilities that total 550 megawatts, each located in Desert Center, California (the “Desert Sunlight Acquisition”). This Current Report on Form 8-K/A (the “Form 8-K/A”) amends the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on July 6, 2015 to include the financial statements relating to the Desert Sunlight Acquisition and the pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, and to include the exhibits under Item 9.01(d) of this Form 8-K/A.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of Desert Sunlight Investment Holdings, LLC as of December 31, 2014 and 2013, and for each of the two years in the period ended December 31, 2014, and the unaudited financial statements of Desert Sunlight Investment Holdings, LLC as of June 30, 2015 and for the six months ended June 30, 2015 and 2014 are attached to this Form 8-K/A as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined consolidated financial statements and explanatory notes relating to the Desert Sunlight Acquisition are attached as Exhibit 99.3 to this Form 8-K/A and are incorporated herein by reference.

(d) Exhibits.

The Exhibit Index attached to this Form 8-K/A is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Yield, Inc.

By:	/s/ Brian E. Curci
Brian E. Curci
Corporate Secretary

Dated: September 15, 2015

EXHIBIT INDEX

Exhibit No.	Document
23.1	Consent of Deloitte & Touche LLP.

99.1	Audited consolidated financial statements of Desert Sunlight Investment Holdings, LLC as of December 31, 2014 and 2013 for each of the two years in the period ended December 31, 2014.

99.2	Unaudited consolidated financial statements of Desert Sunlight Investment Holdings, LLC as of June 30, 2015 and for the six months ended June 30, 2015 and 2014.

99.3	Unaudited pro forma combined consolidated financial statements and explanatory notes for the year ended December 31, 2014 and the six months ended June 30, 2015.